EXHIBIT 32.2


                      CERTIFICATION OF CFO PER SECTION 906



                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Zysblat, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes Oxley Act of 2002, that the Quarterly Report of Propalms, Incorporated on Form 10QSB for the quarterly period ended October 31,2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Propalms, Inc.


December 15, 2008                           /s/  Robert  Zysblat
                                            ---------------------------
                                                 Robert  Zysblat, CFO